Exhibit 10.1
Execution Version

ASSIGNMENT AND ASSUMPTION OF PERCENTAGE INTERESTS AND
AMENDMENT OF PARTNERSHIP AGREEMENT
THIS ASSIGNMENT AND ASSUMPTION OF PERCENTAGE INTERESTS AND AMENDMENT OF PARTNERSHIP AGREEMENT (this “Agreement”), is dated as of this 23rd day of February, 2018, and is made between 1285 INVESTOR NT-NSR, LLC, a Delaware limited liability company (the “NTR Partner”) and RXR 11 JANE VEHICLE LP, a Delaware limited partnership (the “RXR Partner” or the “Designated Partner”) (each a “Partner”, and together, the “Partners”).
RECITALS:
WHEREAS, RXR 11 Jane Venture JV, a Delaware limited partnership (the “Partnership”), was formed as a partnership under and pursuant to the provisions of the Delaware Revised Uniform Partnership Act (as may be amended from time to time, the “Act”) by the filing of a Statement of Partnership Existence with the Secretary of State of the State of Delaware on August 1, 2017 pursuant to Section 15-303 of the Act;
WHEREAS, the Partnership is governed by that certain Partnership Agreement dated as of August 1, 2017 by and between the Partners (the “Original Partnership Agreement”; the Original Partnership Agreement, as amended by this Agreement, and as the same may be further amended, restated or otherwise modified from time to time, the “Partnership Agreement”);
WHEREAS, as of the date hereof, the Percentage Interest of the RXR Partner in the Partnership as set forth on the books of account and records of the Partnership is 40%, and the Percentage Interest of the NTR Partner is 60%;
WHEREAS, the RXR Partner desires to assign to the NTR Partner, and the NTR Partner desires to assume from the RXR Partner, a portion of the Percentage Interest of the RXR Partner (such portion being hereinafter referred to as the “Assigned Percentage Interest”) so that after giving effect to such assignment, the Percentage Interest of the RXR Partner shall be 5% and the Percentage Interest of the NTR Partner shall be 95%; and
WHEREAS, in connection with the assignment of the Assigned Percentage Interest, the Partners desire to amend the Partnership Agreement as more fully set forth herein;
NOW, THEREFORE, each Partner, in consideration of the matters described in the foregoing recitals, which are incorporated into this Agreement, and in consideration of the mutual covenants and agreements and provisions herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, does hereby covenant and agree as follows:
AGREEMENT:
1.    Defined Terms. Except where otherwise defined herein, the capitalized terms used in this Agreement shall have the respective meanings assigned to such terms in the Partnership Agreement.

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2.    Assignment and Assumption. The RXR Partner hereby sells and assigns to the NTR Partner, and the NTR Partner hereby purchases and assumes from the RXR Partner, the Assigned Percentage Interest. In consideration of such assignment by the RXR Partner and the assumption by the NTR Partner, on or before the date hereof the NTR Partner shall pay to the RXR Partner such amounts as are agreed to by the Parties in writing.
3.    Representations of the RXR Partner. The RXR Partner hereby represents and warrants to the NTR Partner as follows:
(a)    The RXR Partner is duly organized and validly existing under the laws of the jurisdiction under which it was organized with full power to execute, deliver and perform this Agreement and consummate the transactions contemplated hereby;
(b)    This Agreement constitutes the legal, valid and binding obligations of the RXR Partner enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency and similar laws affecting the rights of creditors generally, and general principles of equity;
(c)    No consent, approval, authorization or order of any court or governmental authority or any third party is required in connection with the execution and delivery by the RXR Partner of this Agreement or to consummate the transactions contemplated hereby, which consent has not been obtained;
(d)    The RXR Partner is the sole legal and beneficial owner of the Assigned Percentage Interest and the Assigned Percentage Interest is free and clear of all liens, claims and encumbrances;
(e)    The RXR Partner, in its capacity as the Designated Partner, has not taken or caused to be taken any Major Decision in contravention of the terms and conditions set forth in Section 8 of the Partnership Agreement;
(f)    As of the date hereof, the current outstanding principal balance of the Mezz Loan is $20,000,000.00;
(g)    Interest has been paid in full on the Mezz Loan through the Payment Date (as defined in the Mezz Agreement) occurring in February 2018;
(h)    To the RXR Partner’s knowledge, (1) no default exists with respect to the Mezz Loan and (2) the Intercreditor Agreement has not been modified or amended;
(i)    None of the Mezz Loan Documents have been modified or amended;
(j)    To the RXR Partner’s knowledge, the Mezzanine Lender is not in default under any of the Mezz Loan Documents nor the Intercreditor Agreement and no party with respect to the Mezz Loan has asserted any claim, counterclaim or defense against Mezz Lender under the Mezz Loan or with respect to the Mezz Loan Documents;
(k)    To the RXR Partner’s knowledge, there is no pending litigation against the Mezzanine Lender with respect to the Mezz Loan;

(l)    The Mezzanine Lender has not made any claim with respect to the Title Policy (as defined in the Mezz Agreement);
(m)    The Mezzanine Lender has not released any collateral securing the Mezz Loan or any obligor under any of the Mezz Loan Documents;
(n)    To the RXR Partner’s knowledge, there are no pending Bankruptcy Actions (as defined in the Mezz Agreement) against any obligor under the Mezz Loan; and
(o)    The Mezzanine Lender has not received written notice of any material damage to the Property (as defined in the Mezz Agreement) or of any casualty or condemnation with respect thereto.
4.    Representations of the NTR Partner. The NTR Partner hereby represents and warrants to the RXR Partner as follows:
(a)    The NTR Partner is duly organized and validly existing under the laws of the jurisdiction under which it was organized with full power to execute, deliver and perform this Agreement and consummate the transactions contemplated hereby;
(b)    This Agreement constitutes the legal, valid and binding obligations of the NTR Partner enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency and similar laws affecting the rights of creditors generally, and general principles of equity; and
(c)    No consent, approval, authorization or order of any court or governmental authority or any third party is required in connection with the execution and delivery by the NTR Partner of this Agreement or to consummate the transactions contemplated hereby, which consent has not been obtained.
5.    Certain Amendments to Partnership Agreement. Annex A to the Original Partnership Agreement is hereby deleted in its entirety and Exhibit A attached hereto and made a part hereof is inserted in lieu thereof.
6.    Further Assurances. Each Partner mutually agrees to cooperate at all times from and after the date hereof with respect to any of the matters described herein, and to execute such further deeds, bills of sale, assignments, releases, assumptions, notifications or other documents as may be reasonably requested for the purpose of giving effect to, evidencing or giving notice of the assignment evidenced hereby.
7.    Successors and Assigns. This Agreement shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective successors and assigns.
8.    Modification and Waiver. No supplement, modification, waiver or termination of this Agreement or any provisions hereof shall be binding unless executed in writing by all parties hereto and the original or a copy of such writing has been delivered to each such party.
9.    Counterparts. Any number of counterparts of this Agreement may be executed. Each counterpart will be deemed to be an original instrument and all counterparts taken together will constitute one agreement. Delivery of an executed counterpart of a signature page to this Agreement by facsimile, telecopier or other electronic means shall be as effective as delivery of a manually executed counterpart of Agreement.
10.    Governing Law. The laws of the State of Delaware shall govern all matters arising out of, in connection with or relating to this Agreement, including, without limitation, its validity, interpretation, construction, performance and enforcement.
11.    Continuation of the Partnership. Except as expressly modified pursuant to this Agreement, all of the terms, covenants and provisions of the Partnership Agreement shall continue in full force and effect.
12.    Conflicts. This Agreement embodies the entire agreement and understanding between the parties hereto and supersede all prior agreements and understandings between the parties hereto relating to the subject matter hereof. In the event of any conflict between the terms of this Agreement and any such other written agreement, the terms of such other agreement shall be controlling.

IN WITNESS WHEREOF, the undersigned, intending to be legally bound hereby, have duly executed this Agreement as of the date first above written.
DESIGNATED PARTNER:
RXR 11 JANE VEHICLE LP, a Delaware limited partnership

By:	RXR VAF III 11 JANE GP LLC, its general partner

By:	/s/ Richard J. Conniff Name: Richard J. Conniff Title: Authorized Person

[Signature Page to Assignment of Percentage Interests and Amendment to Partnership Agreement]

NTR PARTNER:
1285 INVESTOR NT-NSR, LLC, a Delaware limited liability company

By:	/s/ Ann B. Harrington Name: Ann B. Harrington Title: General Counsel and Secretary

[Signature Page to Assignment of Percentage Interests and Amendment to Partnership Agreement]

Exhibit A
“Annex A” to Partnership Agreement
Capital Contributions and Percentage Interests

Partners	Capital Contribution as of February 23, 2018	Percentage Interest
RXR 11 Jane Vehicle LP	$1,000,000	5%
1285 Investor NT-NSR, LLC	$19,000,000	95%